      As filed with the Securities and Exchange Commission on May 2, 2001.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                           Date of Report: May 2, 2001

                        (Date of Earliest Event Reported)


                        THE REYNOLDS AND REYNOLDS COMPANY

             (Exact Name of Registrant as Specified in the Charter)


         OHIO                            1-10147                31-0421120
(State or Other Jurisdiction      (Commission File No.)        (IRS Employer
       Of Incorporation)                                    Identification No.)


                        THE REYNOLDS AND REYNOLDS COMPANY
                   115 SOUTH LUDLOW STREET, DAYTON, OHIO 45402

                    (Address of Principal Executive Offices)

                                 (937) 485-2000

               (Registrant's Telephone Number Including Area Code)

                                       N/A

          (Former Name or Former Address, If Changed since Last Report)

ITEM 5.  OTHER EVENTS

         Pursuant to Form 8-K General Instruction F, the Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             THE REYNOLDS AND REYNOLDS COMPANY

                             /s/ Douglas M. Ventura
                             -------------------------------------------------
                             Douglas M. Ventura, General Counsel and Secretary

Dated: May 2, 2001


EXHIBIT
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  99.1   Press Release dated May 2, 2001.